UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2021

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐		If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 27, 2021, Gray G. Benoist, W. Barnes Hauptfuhrer and John M. B. O’Connor, non-executive Directors of Olin Corporation (“Olin”), each advised Olin of his decision to resign from Olin’s Board of Directors and the Board Committees on which they served, effective immediately. Messrs. Benoist’s, Hauptfuhrer’s and O’Connor’s decisions to resign were not related to any disagreement with Olin on any matter relating to Olin’s operations, policies or practices.

(d) On September 30, 2021, Olin’s Board elected Matthew S. Darnall and W. Anthony Will as Directors, effective immediately. Mr. Darnall was also selected to serve on the Audit Committee and the Directors and Corporate Governance Committee of Olin’s Board. Mr. Will was also selected to serve on the Compensation Committee and the Directors and Corporate Governance Committee of Olin’s Board.

No arrangement or understanding exists between Mr. Darnall or Mr. Will and any other person or persons pursuant to which either was elected as a Director. Neither Mr. Darnall, Mr. Will nor any member of his respective immediate family is a party to any transactions or proposed transactions requiring disclosure under Item 404(a) of Regulation S-K. Olin will take all such action as may be necessary to include these individuals as nominees to Olin’s Board at its 2022 annual meeting of shareholders.

Messrs. Darnall and Will each will be compensated for board services in the same manner as other members of Olin’s Board as described in Olin’s annual proxy statement filed with the U.S. Securities and Exchange Commission on March 2, 2021.

A copy of the press release announcing the elections of Mr. Darnall and Mr. Will is attached as Exhibit 99.1 and incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Olin’s Board approved an amendment to Article II, Section 1 of Olin’s Bylaws to decrease the size of Olin’s Board from 11 to 10 directors, effective September 30, 2021.

A copy of the amended Bylaws is filed as Exhibit 3.1 and incorporated by reference into this Item 5.03.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
3.1	Bylaws of Olin Corporation as amended effective September 30, 2021
99.1	Press Release announcing changes to Olin’s Board of Directors, dated September 30, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Olin has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ J. Matthew Martin
	Name:	J. Matthew Martin
	Title:	Assistant Secretary

Date: September 30, 2021